POWERFLEET®

Management Presentation

September 2024

Important Disclaimers

The contents of this presentation are not to be construed as legal, regulatory, business, accounting or tax advice. You should consult your own attorney, business advisor, accountant and tax advisor as to legal, regulatory, business, accounting and tax advice. This presentation has been prepared exclusively for the internal confidential use of the recipient only. This presentation is confidential. Any reproduction of distribution of this presentation, in whole or in part, or the disclosure of the contents hereof, without the prior written consent of Powerfleet, Inc. ("Powerfleet"), is prohibited.

Forward Looking Statements

This presentation includes "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Forward-looking statements involve substantial risks, known or unknown, and uncertainties that may cause actual results to differ materially from future results or outcomes expressed or implied by such forward-looking statements. Forward-looking statements generally relate to future events or Powerfleet's future financial or operating performance. The following words, when used, are intended to identify forward-looking statements: "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "might," "plan," "project," "target," "result," "should," "will," and similar expressions which do not relate solely to historical matters. Powerfleet cautions investors that any forward-looking statements in this presentation are based on management's beliefs and on assumptions made by, and information currently available to, management. Such statements are subject to risks, uncertainties and assumptions and are not guarantees of future performance, which may be affected by known and unknown risks, trends, uncertainties and factors that are beyond Powerfleet's control. Some of the risks and uncertainties that may cause Powerfleet's actual results, performance or achievements to differ materially from those expressed or implied by forward-looking statements are more fully described in Powerfleet's filings with the Securities and Exchange Commission, including under the caption "Risk Factors" in Powerfleet's periodic reports. Moreover, Powerfleet operates in a rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can Powerfleet assess the impact of all such risk factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Powerfleet cautions you that, while forward-looking statements reflect Powerfleet's good faith beliefs when it makes them, they are not guarantees of future performance and are impacted by actual events when they occur after Powerfleet make such statements.

Powerfleet cautions you that you are not to place undue reliance on any forward-looking statements. Forward-looking statements speak only as of the date of this presentation. Consequently, you should consider forward-looking statements only as Powerfleet's current plans, estimates and beliefs. Powerfleet does not undertake and expressly disclaims any obligation to update or revise forward-looking statements, including those set forth in this presentation, to reflect any new events, information, events or any change in conditions or circumstances unless required by law. Except as may be set forth in a definitive agreement, if any, or in any proxy solicitation materials, if any, Powerfleet makes no representations or warranties regarding the proposed transaction discussed in this presentation.

Industry / Market Data

In this presentation, Powerfleet relies on and refers to certain information and statistics regarding the markets and industries in which Powerfleet competes. Such information and statistics are based on Powerfleet's management's estimates and/or obtained from third-party sources, including industry publications, reports by market research firms and company filings, as well as from research reports prepared for other purposes. While Powerfleet believes such third-party information is reliable, there can be no assurance as to the accuracy or completeness of the indicated information.

Trademarks

This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners, and Powerfleet's use thereof does not imply an affiliation with, or endorsement by, the owners of such trademarks, service marks, trade names and copyrights. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, © or ® symbols, but Powerfleet will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.

Important Disclaimers (Cont'd.)

No Offer or Solicitation

This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Financial Information; Non-GAAP Financial Measures; Use of Projections

Some of the financial information and data contained in this Presentation, such as EBITDA and Adjusted EBITDA, has not been prepared in accordance with United States generally accepted accounting principles ("GAAP"). These non-GAAP measures, and other measures that are calculated using such non-GAAP measures, are an addition, and not a substitute for or superior to measures of financial performance prepared in accordance with GAAP and should not be considered in isolation or as an alternative to operating income, net income or any other performance measures derived in accordance with GAAP. "EBITDA" is defined as Net income (loss) before interest expense (net of interest income), Income tax expense (benefit), and Depreciation and amortization expense. Adjusted EBITDA is defined as EBITDA (as defined above), excluding equity-based compensation expense, non-controlling interest, preferred stock dividend and accretion, as well as certain non-recurring items that Powerfleet does not believe directly reflect its core operations and may not be indicative of Powerfleet's recurring business operations; Adjusted EBITDA for projected periods referenced in this Presentation includes management estimates for incremental costs associated with being a publicly-traded company.

Powerfleet believes these non-GAAP measures of financial results, including on a forward-looking basis, provide useful information to management and investors regarding certain financial and business trends relating to Powerfleet's financial condition and results of operations. Powerfleet's management uses these non-GAAP measures for a variety of purposes, and for budgeting and planning purposes. Powerfleet believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing Powerfleet's financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management of Powerfleet does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP.

There are a number of limitations related to the use of these non-GAAP measures and their nearest GAAP equivalents. For example, other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore Powerfleet's non-GAAP measures may not be directly comparable to similarly titled measures of other companies. In addition, alternative versions of these non-GAAP measures may be presented in the future in filings with the SEC related to the transactions described herein.

This presentation also contains certain financial forecasts, including projected annual revenue, gross profit and adjusted EBITDA. Neither Powerfleet's nor Fleet Complete's independent auditors have studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, neither expresses an opinion or provides any other form of assurance with respect thereto for the purpose of this presentation. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. In this presentation, certain of the above-mentioned projected information has been provided for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Projections are inherently uncertain due to a number of factors outside of Powerfleet's or Fleet Complete's control. While all financial projections, estimates and targets are necessarily speculative, Powerfleet and Fleet Complete believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection, estimate or target extends from the date of preparation. Accordingly, there can be no assurance that the prospective results are indicative of future performance of the combined company after the Transaction or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.

POWERFLEET®

Executive Summary

Powerfleet Strategic Objectives

Acquisition of Fleet Complete accelerates previously communicated strategic objectives

- Create a global top-tier mobile asset IoT SaaS provider with significant scale
- Accelerate Unity platform strategy with device-agnostic and data integration capabilities
- Drive increased high growth and high margin SaaS recurring revenues
- Maximize cross-sell and upsell opportunity across multiple asset types on a global scale
- Deliver consolidation through broadest AI and software solution set and improve stickiness with customer base
- Seek to bolster profitability / value creation for shareholders with increased opportunities for revenue and EBITDA expansion

Powerfleet + Fleet Complete: By the Numbers (Pro Forma)

Combined business boasts significant scale in SaaS commercial fleet management and creates credible competitor to the largest players in the industry

>2.5M Total Subscribers	**~$405M** Total Revenue[1] (FY2025P)[2]	**75%+** Recurring Revenue (FY2025P)[2]	**20%+** Revenue Growth (Long-Term Target)[2]
~$85M Adjusted EBITDA[1] (FY2025P)[2]	**+20%** EBITDA Margin (FY2025P)[2]	**$15M** Transaction EBITDA Synergies	**~40%** Rule of 40 Performance (FY'26P)[2]

POWERFLEET®
People Powered AIoT

Note: Projections are pro forma for the contemplated Fleet Complete acquisition for a 4/1/2024 transaction close.
(1) Revenue and Adjusted EBITDA pro forma for full year benefit from cost synergies realized in year. (2) These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. See Important Disclaimers--Use of Projections.

Fleet Complete Offers Potential For Outsized Value Creation

Fleet Complete acquisition offers several opportunities to catalyze a valuation step-change of the combined business

Substantial improvement in quality of revenue through increased scale and expanded operations in North America and Europe

Accelerates path to transition from an EBITDA multiple company to a revenue multiple company

Increased scale creates a viable and **credible competitor to the largest players in the industry**



POWERFLEET
+
FleetComplete

Appealing revenue expansion opportunity through Fleet Complete's indirect channel relationships, particularly in telecom

Additional **diversification through the addition of a high velocity mid-market business** to Powerfleet's Enterprise revenue base

Strengthens and broadens Unity's data ingestion and integration capabilities through the addition of ~600K subscribers

Substantial opportunities with **Powerfleet's in-warehouse solutions across Fleet Complete's existing subscriber base**

275 million
Commercial vehicles globally

~$440 billion
connected vehicle TAM by 2030

Large Addressable Global Market Ready For:

Device Consolidation, Automation, Data Harmonization, and Digital Transformation

Enterprises are challenged with disparate data, siloed operational systems, and fragmented solutions, severely limiting business performance

Companies are redefining their strategic objectives driven by health & safety requirements and compliance mandates for ESG advancement

Unified operations with flexible data consumption becoming a leading driver for digital transformation and business improvement

Source: Berg Insight and Precedence Research.

Illustrative Value Creation Opportunity

Contemplated Fleet Complete acquisition accelerates stand-alone plan and potential for significant upside to shareholders

Illustrative value creation suggest 30%+ value uplift potential

Realization of Identified Synergy Opportunity

- Potential revenue and cost synergy potential of $15MM in additional EBITDA have been identified
- **Realization of these synergies at Powerfleet's current multiple of 11x[1] results in significant value creation**

Fleet Complete EBITDA Multiple Uplift

- Fleet Complete purchase price of $200M implies an EBITDA multiple of 8x[2], 3x below the current Powerfleet EBITDA multiple
- **A re-rate to Powerfleet's current EBITDA multiple results in additional value creation**

Strengthens Unity's data ingestion and integration capabilities

- Acquisition provides additional ~600K subscribers
- Provides substantial upsell, cross-sell and ARPU uplift opportunity

Further Multiple Uplift for Combined Company

- Combination accelerates the current Powerfleet vision and financial plan
- Facilitates the transition from an EBITDA multiple company to a revenue multiple company

Massive Opportunity to Further Expand Revenue

- Fleet Complete's indirect channel relationships, particularly in telecom
- Powerfleet's in-warehouse solutions across Fleet Complete's existing subscriber base
- Enhances Powerfleet's current AI capabilities within the camera space with the addition of FC Vision

Day 1 Upside + **Additional Levers to Accelerate Path to ~$1Bn+ Company**

Source: SEC filings and Powerfleet management guidance as of August 29, 2024. See Important Disclaimers--Forward Looking Statements and --Financial Information; Non-GAAP Financial Measures; Use of Projections.
(1) Represents FY2025E EBITDA multiple assuming $60M of FY2025E EBITDA. Powerfleet enterprise value based on $4.88 price per share, 108.466 fully diluted shares outstanding and net debt of $109M. (2) Represents FY2025E EBITDA multiple assuming $25M of FY2025E EBITDA and an enterprise value of $200M (cash-free, debt-free).

Combination Offers Asymmetric Investment Opportunity

Market landscape presents significant opportunity for a potential multiple re-rate



20.0x
15.0x
10.0x
5.0x
0.0x
Firm Value / CY'24 Revenue
samsara
18.0x
Rule of 40 Peers
Trade 4-9x Revenue
2.1x
POWERFLEET
0%
10%
20%
30%
40%
50%
60%
70%
80%
Rule of 40 Status

Accessing additional growth vectors and cost synergies provides line of sight to valuation pick up

Securing Organic Growth provides line of sight to **secure significant returns** through a revenue rerate

POWERFLEET®
People Powered AIoT

Source: CapIQ as of August 29, 2024. Note: Based on CY2024E Revenue consensus estimates.

Indirect Channel Creates Significant Opportunity

Fleet Complete's existing indirect channel relationships, particularly within telecom, represent an attractive opportunity for Powerfleet

	Overview	Key Partnerships
Carrier	• Unique approach to partnering with carriers dating back to 2007 • Strategy is based on partnering with national market mobility leaders with clear objective to grow IoT business • Partner with carriers throughout the customer lifecycle to add value to our customers (I.e., leverage carriers national reach and billing expertise, while leveraging FC solution expertise to win and nurture business over time)	*Key partnerships with national carriers in the following geographies: U.S.A, Canada, Australia, Greece and Scandinavia*
OEM	• Takes advantage of embedded telematics solutions • Leverage OEM APIs to enhance vehicle data capabilities and user experience • Focused on becoming preferred partner for selected OEMs	*Key partnerships in Automotive-OEM include LCV market share leaders in North America*
Insurance	• Insurance companies increasingly require usage of Fleet Management/Video solutions for access to, and better affordability of coverage	*Recently launched insurance partnership with Canadian market leader*

POWERFLEET®
People Powered AIoT

Several Vectors for Growth, Expansion and Efficiency

Combined Growth Opportunities

Unity + FC Hub Opportunity

- FC Hub combination into Unity to provide additional cross-selling opportunities
- Unity upsell across Fleet Complete's subscriber base; opportunity for incremental $2-3/mth Services ARPU, with increased margins[1]
- Combined ~2.5m subscriber base strengthens Unity's data ingestion strategy
- As subscriber base ramps, larger pool of data can be used to develop new modules, creating a virtuous cycle of ARPU expansion for combined customer base
- Scale of combined R&D teams to bring new modules to market; significant uplift in speed to market for Unified Operations business integrations

Geographic Expansion and Diversification

- Powerfleet In-Warehouse solution into Fleet Complete's subscriber base
- Leading Vision solution into combined customer set
- Expansion of combined presence in North America and Australia with cross-sell opportunities across these regions
- Bring together Powerfleet and Fleet Complete's European businesses – complimentary geo coverage in region to address larger European market segments
- Deploy Fleet Complete's expertise and product offerings across mid-sized fleets in key Powerfleet regions such as Israel and South Africa

New Channel Opportunities

- Leverage Fleet Complete's telco relationships to sell the combined suite of products, particularly In Warehouse, Logistics, Vision and Unity applications
- Utilize Fleet Complete's indirect channels to position Powerfleet's solutions to market
- Leverage Powerfleet's direct channel relationships in the US, Europe and South Africa to position Fleet Complete's solutions to the mid-market
- Reinvigoration of dormant channel partner relationships in regions where Fleet Complete does not have substantial presence but Powerfleet does (e.g. Deutsche Telecom)

Differentiate on Customer Experience

- Customer experience as a differentiator a shared principle in both companies
- Align combined customer success and expansion functions
- More widely utilize' Fleet Complete's Mexico customer success function across the combined business
- Enable combined efforts on retention and churn management strategies to drive increase of NRR

Combined Opportunity for Scale and Efficiency

Supply Chain Optimization

- Optimize supply chain and utilize increased size of the combined purchasing power for strategic sourcing

Combine Hardware Portfolio

- Reduce the number of devices in the combined portfolio to core skews – use best devices for the combined company's markets

Combine Vendor Spend for GM Expansion and Opex Reduction

- Target low hanging fruit in third party spend – combined SIM base, marketing spend, facilities overlap, hosting, systems and tools etc.

POWERFLEET®
People Powered AIoT

(1) Based on management's estimates and projections. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. See Important Disclaimers-- Financial Information; Non-GAAP Financial Measures; Use of Projections.

Powerfleet Has Done This Before

Powerfleet possesses savvy management team with extensive transactional experience and has proven track record through the successful outcome from the MiX acquisition

Transaction Overview

- Powerfleet completed its all-stock merger with MiX Telematics on April 2, 2024
- The transaction signed on October 10, 2023
- MiX Telematics is a leader in the provision of fleet and mobile asset management software solutions enhancing a customer's ability to manage, optimize, and protect commercial fleets
- MiX and Powerfleet shareholders own approximately 65.5% and 34.5%, respectively, of the combined entity
- Secured incremental debt used to refinance the combined company's balance sheet and redeem in full the outstanding convertible preferred stock held by affiliates of Abry Partners

Transaction Highlights

- Created a global top-tier mobile asset IoT SaaS provider with significant scale
- Accelerated Unity platform strategy and scale subscriber base to ~1.7 million
- Identified potential cost synergies of ~$27M, providing substantial EBITDA expansion in the two years following the acquisition
- Combined geographical footprint, expanded software solution set, and extensive direct and indirect sales channel capabilities allowed significant cross-sell and upsell opportunities
- Bolstered profitability and value creation for shareholders with increased opportunities for revenue and EBITDA synergies and expansion
- **Management's ability to successfully execute the MiX integration strategy has created significant value for shareholders and will continue to provide further value**

Share Price Reaction



Both PWFL and MIXT shareholders are benefiting from share price re-rating post-announcement
+150%
Stock Performance From Announcement to Close
$6.00
$4.50
$3.00
$1.50
Oct 10, 2023
April 2, 2024

Combination with MiX created significant value for both the combined organization and investors

POWERFLEET®
People Powered AIoT

Source: SEC filings and Factset.

Pro Forma Financial Profile

Acquisition of Fleet Complete significantly increases scale and enhances quality of geographic revenue mix

($USD in Millions; Fiscal Year ending March 31)		POWERFLEET [1]	FleetComplete [2]	Pro Forma
FY2025E Financial Metrics	**Revenue**	**$300**	**$105**	**$405**
	% Growth ('24A - '25E CAGR)	*~5%*	*~flat*	*~5%*
	Adj. EBITDA	**$60**	**$25**	**$85**
	% Margin	*20%*	*24%*	*21%*
FY2025E Revenue by Geography	*North America* *Rest of World*	34% 66%	32% 68%	57% 43%
FY2025E % Services Revenue[3]		**74%**	**88%**	**78%**

POWERFLEET®
People Powered AIoT

Note: Fleet Complete "Adj. EBITDA" represents the Company's Cash Adj. EBITDA for the forecasted period. This slide contains non-GAAP financial measures and projections, which are shown for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. See Important Disclaimers--Financial Information; Non-GAAP Financial Measures; Use of Projections.
(1) Revenue by geography and segment based on Powerfleet and Mix financial models provided in July 2024. (2) Professional services included in North America revenue by geography. (3) Services includes hardware bundling for Powerfleet and Fleet Complete. Fleet Complete services revenue represents recurring revenue.

Forecast to Meet Rule of 40 Performance Within Two Years

($ in millions)	Pro Forma Projections (FY)		
	March '25	**March '26**	**Long-Term Targets**
Revenue[1]	~$405	~$450	
% YoY Growth	~5%	~10%	+20%
Gross Profit	~$230	~$270	
% Margin	~55-60%	~60%	+65%
Adjusted EBITDA[1]	~$85	~$130	
% Margin	+20%	~30%	~35%
Rule of 40 performance	~25%	~40%	>55%

Fleet Complete acquisition accelerates the stand-alone Powerfleet plan and access to indirect channel provides clear vector for top-line growth

Fiscal 2025/2026 primary focus is on EBITDA expansion and synergy realization while simultaneously further scaling Unity, and stepping up GTM capabilities and capacity

Actions in fiscal 2025 is foundational to accelerated growth in fiscal 2026 and beyond

- Centered on Unity and SaaS Margins
- Significant net dollar retention evident in the numbers
- Outsized upside opportunity through indirect channel

"Meet and Beat" Rule of 40 benchmark in CY2025 with:

- Momentum in top line revenue growth vectors
- Highly scalable business model
- Significant operating leverage

POWERFLEET®
People Powered AIoT

Note: Projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. See Important Disclaimers. Projections are pro forma for the contemplated Fleet Complete acquisition for a 4/1/2024 transaction close.
(1) Revenue and Adjusted EBITDA pro forma for full year and benefit from cost synergies of ~$5M and ~$15M for FY'25 and FY'26, respectively.

POWERFLEET®

Powerfleet Overview

Powerfleet Standalone Investment Highlights

POWERFLEET

1. Significant Opportunity for Value Creation
2. Unity Ecosystem Strategy and Opportunity for more Wallet Share
3. Compelling Revenue Expansion Opportunity
4. Integration Execution and EBITDA Expansion Underpinned by MiX Transaction

❶ Multiple Vectors for **Operating Leverage**


SaaS Growth
Operating Leverage
Cash

Revenue

Revenue mix sweetens with growth centered on differentiated SaaS

Gross Margins

Pure software margins and scale benefits provide pathway to +65% over time[1]

Efficient GTM

Pathway to best-in-class net $ retention; leverage global channel

Grow within Current Cost Base

Rapid operating margin expansion driven by leverage against current operating cost base

Cash Generation

Rapid expansion in free cash flow by end of fiscal '25 with synergy unlock and topline growth

(1) Projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. See Important Disclaimers.

1 AIOT: A **Compelling Investment Opportunity**

Great Market & Strategy

Proof Points:

Samsara growing at 40% on base ARR of +$1B

- Rarified ARR Growth: Reflects a great strategy and market

Unity - not a "me too" Compelling differentiation, esp. device-agnostic capabilities

Team that Knows How To Execute

Proof Points:

Private equity pedigree; core competency of extracting cost synergies while not missing a beat operationally

Creative deal making:

- Movingdots: Acquired with $8.6M of liquidity
- MiX deal: Brings scale plus Abry overhang cleared with no dilution

Downside Risk Protection

Proof Points:

Cost synergy realization from Mix transaction provides significant EBITDA expansion

Fully synergized 10x EBITDA multiple **represents a significant premium to current trading levels**

Asymmetric Upside vs. Downside

Proof Points:

All the piece parts in place to build a Rule of 40 SaaS business

Rule of 40 SaaS businesses trade at ~9X revenue

Based on TTM revenue, **opportunity to realize 6-7x current Enterprise Value**

1 Unity is also an **Inorganic Growth Engine**

Buyers Market

Two-tier market

- High growth next generation players
- Sub-scale legacy players, with limited opportunities for outsized growth

Highly fragmented. Many quality founder led businesses dating back to the 90's increasingly incented to monetize

Unity: A Platform for M&A

Device-agnostic capabilities extends beyond attracting and retaining new customers

Provides a basis to seamlessly acquire books of business

Massively de-risks and accelerates post acquisition integration process

EBITDA Expansion

Team pulled from private equity - post deal operational excellence and synergy extraction is a core competency

South Africa is a strategic asset. AIOT is a magnet for high quality talent; growth centered in high-cost geographies, but served from an affordable geography

Revenue Synergy Realization

Seamless customer onboarding with minimal to no customer disruption

Unity opens up new capabilities and value propositions - expands share of wallet and reinvigorate stickiness

In-warehouse solution: Highly complementary sale to acquired customer base

Our Unity Ecosystem Today



Unity End-to-End AIoT Data Highway
All Industries, All Geographies, All Stakeholders
Distribution
Automotive
Transportation
Rental Car
Retail
Government
Food & Beverage
CPG & Other
Conquest & Greenfield Acquisition
Any device
Any Sensor
Any Data Source
Ingest
IoT Consolidation
Device & data agnostic ingestion
Powerfleet data
3rd party data
OEM data
Other data
Harmonize
Harmonization
One-Stop Shop
Single pane of glass & source of truth, all assets
Forklifts
Cars
LCV's
Trucks
Trailers
Simplify
AI & Simplification
Ability to Consume in Different Mediums
Consume
Modular AI Apps
AI data-powered modular enterprise apps
Visibility
Safety
Sustainability
Compliance
Fuel
Maintenance
Unifying Customers' Business Performance
Unify Operations
Integrations
Unified Operations
People
HRIS
Payroll
Labor spend
Training
Hours of Service
Assets
CO2 & ESG
Maintenance
Fuel cards
Compliance
Insurance
Business Processes
ERP & CRM
TMS & WMS
CRM
Planning
Inventory
Delivering Monetization Opportunities, Increased Wallet Share & Growing ARPUs

POWERFLEET®
People Powered AIoT

❷ Unified Operations

We power our customers' **digital transformation** journey

We **improve the business performance** of the asset, the person & the business process

We become **mission critical** to our customers

Stickiness & a further customer acquisition hook

Another **monetized consumption** medium

Expands stakeholders to full C-suite

ARPU enhancer: c.$2-3 each



IMPROVE
PLAN
COMMUNICATE
EXECUTE
OPERATE
ADMINISTER
Mobile Assets
(Vehicle)
Vehicle Maintenance
Fleet buying decision
Insurance
CO2 & ESG Reporting
Service Intervals & Off Road
Vehicle Compliance
OEM Diagnostics
Inventory
Fuel cards
Business Process
(Company)
Onboard Parts & Shipments
ERP
Planning
TMS
CRM
Warehouse Inventory
WMS
Individual
(Employee)
Performance Management
HRIS
Payroll
Safety & Well Being
Compliance: Hours of Service
Communi-cation
Labor Spend
Training/ Coaching
Time Management

② Vast & Expanding Integration Ecosystem: 232 to Date

FW
project44
McLeod Software
Ring Power CAT
Puckett CAT
FourKites
Jungheinrich
Assistcargo
rootstock software
Recurso Confiable
DS Automobiles
movup
CSI
Descartes MacroPoint
Trimble
Secretaría de Movilidad
fwd Logistica.
VisionLink Unified Fleet
Kronos
United States Postal Service
SAP
BLAC Solution
Walmart
Citroën
IBM maximo
Hyundai
Day & Ross
infor
Tropical Shipping
greenmile
TMASYSTEMS
TMS Logistics
Grupo UDA
GAC Motor
BLK Global Logistics
VisionLink Unified Fleet
Navistar
Seres
XPO Logistics
Flexivan
Opel
Canal Cartage Company
sodexo
Linkeddots
iLSP
Kia
Pulsiam
MG
Peugeot
CTTMX Corporativo
TMW.SUITE
Hub Group
Temsa
Golden Dragon
Círculo corp
Sunwin
Kronh
Scoobi
Edenred
Unigis
Pemex

2 Unity Ecosystem **Growth Execution**

Unity End-to-End AIoT Data Highway

IoT Consolidation

Ingest any device or data source, conquest existing install bases

Customer Acquisition

Driving Volume

One-Stop-Shop

Single pane of glass & single source of truth for all assets, on-road & in-warehouse

Multi-Product Adoption

Driving Expansion

Flexible AI-Led Consumption

Data science & AI powered applications, Unified Operations

ARPU Increase

Driving $20+ ARPUs

Integrations

Driving performance of the people, assets & processes that power our customers

Stickiness

Driving Net $ Retention Uplift

❷ Cross-Sell Engine Now Active in Our Current Base

Unity Hooks & Locks in Customers, Then Drives Cross-Sell Through One-Stop-Shop

Volume Expansion

Ingestion

Device & data agnostic industry consolidation

+

Locked-In Stickiness

Integration

Mission-critical Unified operations for wide range of stakeholders

×

Cross-Sell Engine

Suite of Solutions

One-stop-shop and single pane of glass for all mobile asset types, in-warehouse & on-road

=

Harvest Growth

Visibility	Compliance
Safety	Maintenance
Fuel	Sustainability

ARPU Enhancement

Enterprise-grade monetized modules powered by AI & data science solving key market drivers

Case Study North America
Large Truck Rental Company: **Unity ARPU Growth**

Unity End-to-End AIoT Data Highway

Vehicle Gateway	Data Ingestion & Transformation	Data-Powered Applications	Unified Operations
$7 ARPU	Consolidated & Harmonized Volvo & Daimler OEMs **+$7 ARPU**	Visibility Module **+$5 ARPU**	Analytics Platform Maintenance Application **+$3 ARPU**

Transformed $7 ARPU to $22 ARPU

3 Drivers Underpinning **Double-Digit Growth**

Double Digit Growth Via Unity & Device Agnostic Data Ingestion

- Invest in ramping up our sales and customer success/expansion resources
- Cross-sell/Up-sell In-Warehouse and On-Road
- Drive In-Warehouse & Unity globally through our regions to our 130+ partners
- Expand within our global and In-Warehouse customers
- Expand our In-Warehouse partner base globally

Accelerated Double Digit Growth Via Monetization of Data

- Scale and amplify our sales and customer success/expansion resources
- Drive new logo growth accelerated by becoming the single source of truth across all physical mobile assets
- Increase share of wallet via AI and data-science-led modular SaaS applications, and API's
- Expand our indirect channel with strategic partners, including insurance, leasing, OEM, technology, and system integrators

Sustained **Double-Digit Growth**

❸ Fortune 500 Penetration Across Multiple Industries

Industry	Penetration
Automotive	**6** Out of the Top **10**
Retail	**7** Out of the Top **15**
Construction	**2** Out of the Top **4**
Food & Beverage	**8** Out of the Top **20**
Transportation & Logistics	**4** Out of the Top **5**
CPG	**3** Out of the Top **8**
Oil, Gas & Chemicals	**11** Out of the Top **25**
Manufacturing	**10** Out of the Top **20**

Source: Management data.

❸ **End-to-End Visibility** Across The Frozen Produce Supply Chain From Factory, to Warehouse, to Last Mile & Monetizing Each Step

Supply	Processing	Branding	Warehousing & Distribution	Retailing	Consumers


SHOP

Every Link in the Chain is a Powerfleet Recurring SaaS Revenue Opportunity

Data Ingestion

Trailers
Trucks
Forklifts
Delivery Vans
Sales Vehicles

Real-Time Visibility

Cold Chain Temperature
Location
On-Time Delivery
Quality
Plan vs. Actual

Predictable Insights

Product Quality
On-Time Performance
Maintenance
Asset Utilization
CO2 & ESG Performance

In-Cab Solutions

AI On-Road Video Safety
AI Forklift Safety
Workflows
DVIR
BYOD ELD

Integration

TMS & WMS
ERP & CRM
Plan & Dispatch
Temperature Control
HRIS & Payroll

Business Performance

Safety
Compliance
Efficiency
Sustainability
Security

Mission-Critical Unity End-to-End AIoT Data Highway

4 EBITDA Expansion Implementation Plan

The completion of the MiX transaction earlier this year provides a clear roadmap to unlock $27M in EBITDA synergies in the near-term

$27M EBITDA expansion from MiX transaction in flight for delivery within 2 years

Product Gross Margins

Pathway to 35%

Services Gross Margins

Pathway to 70%

Reduce Opex to Drive Scale and Efficiency

- Three phases:
  - $13M annualized savings already underpinned with actionable plans. Expect to implement within 6 months and deliver $8M EBITDA improvement in-year.
  - Two further phases to drive an additional $14M of annualized savings.

POWERFLEET®
People Powered AIoT

❹ Gross Margin Expansion

Product Gross Margin Expansion

- **Streamline our supply chain** by consolidating manufacturing operations, rationalizing distribution centers, reducing cycle time, and consolidating our freight spend
- Amalgamate vendors for components to **reduce Build of Materials** cost
- Realize the benefits of rationalizing our **combined hardware portfolio** to core skews
- **Decreasing installation cost** by optimizing 'in house' vs outsource and streamlining process steps
- Assess **hardware price elasticity** in markets and channels sold

Services Gross Margin Expansion

- Retire **outdated and legacy platforms**
- Consolidate **hosting providers** for economies of scale
- Consolidate **tooling and reporting** for efficiency
- Reduce overall **infrastructure costs** by optimizing data storage solutions and eliminating under-used capacity
- Pool **communications providers** costs to leverage larger subscriber base and data consumption
- Rationalize other **third-party vendors**
- Assess **price elasticity for recurring fees** in markets and channels

Strategy for **Underpinning Gross Margin Expansion**

4 **EBITDA Expansion** Implementation Plan

$27M EBITDA expansion in flight for delivery from MiX transaction

Product Gross Margins Pathway to 35%

Services Gross Margins Pathway to 70%

Reduce Opex to Drive Scale and Efficiency

- Streamline **public company costs**
- Combine **costs of market presence** (brand, events, tradeshows, subscriptions, comms)
- Unlock true power of **combined organization** design and operating model, with globalized centralized functions and local execution
- Centralize operations in **affordable geographies** to deliver efficiency and scalability
- Implement **common set of scalable platforms** across all geographies, including common ERP, to drive visibility, reduce costs and give greater operational effectiveness
- Rationalize our **facilities** footprint

We plan to deliver in 3 phases, with the first $13M annualized savings implemented within 6 months

4 **EBITDA Expansion** Target Areas

Duplicative Costs

- Streamline and optimize duplicative public company costs
- Combine costs of market presence including brand, events, tradeshows, subscriptions and comms
- Execute efficiencies in organizational design through centralized operations with local execution

$8-9M Opportunity

Ways of Working

- Common set of scalable platforms across all geographies, including common ERP
- Consistent ways of working – center operations in affordable geographies at scale
- Consolidate sub-scale businesses in the regions where we both operate
- Rationalize our facilities footprint

$8-10M Opportunity

Economies of Scale

- Leverage collective scale and purchasing power with fewer, more strategic partners, delivering adaptable global capacity
- Drive Services Gross Margin improvement through consolidated vendor spend

$4-5M Opportunity

Portfolio and Experience Evolution

- Rationalize our combined hardware portfolio to core skews
- Retire outdated and legacy platforms
- Differentiate through exceptional customer experience by establishing a cost-efficient SaaS-centric model, where automation and self-service play integral roles

$5-6M Opportunity

4 EBITDA Expansion Progress

Significant progress has already been made regarding the $27M in EBITDA synergies from the MiX transaction

	Duplicative Costs	Ways of Working	Economies of Scale	Portfolio and Experience Evolution	
Actionable plans to deliver in first 6 months	~$7M	~$5M	-	~$1M	~$13M
Preparing for delivery	~$1M	~$1M	~$2M	~$1M	~$5M
Scoping and planning underway	-	~$3M	~$2M	~$4M	~$9M
TOTAL	~$8M	~$9M	~$4M	~$6M	~$27M

Key Business and Growth Takeaways

The acquisition of Fleet Complete is consistent with and further accelerates the previously communicated business and growth objectives

Key Growth Takeaways	Key Business Takeaways
We have invested in a sales team to bring the Unity vision to fruition	We are now one business and executing on the plan
A unique cross-sell opportunity is underway "in-warehouse" and "on-road"	We have a practical plan and visibility to Rule of 40 performance
The AI-led Unity customer acquisition strategy gathering momentum	Management have a proven transformation track record having done this before
Unity has enabled a frictionless upsell of AI-based applications	We are able to further consolidate the industry
We are firmly in sales execution phase	This remains a potentially low-risk investment opportunity with strong upside potential

Further Bolstered by Acquisition of Fleet Complete

POWERFLEET®
People Powered AIoT

POWERFLEET®

Fleet Complete Overview

Fleet Complete at a Glance

Leading global provider of fleet management solutions, delivering mission-critical fleet, asset, and mobile workforce management solutions

Company Snapshot

- Founded in 2000, Fleet Complete is a leading provider of mission-critical connected fleet management solutions
- Features a modern data management platform, Fleet Management analytics and design capabilities, and a video AI safety solution (Vision 3.0)
- Launched FC Hub in June 2022, a fleet management and maintenance software
  - The vast majority of North American customers have migrated to platform
  - Differentiated capabilities include real-time visibility for command and control, open architecture that allows hardware and 3rd party software integrations, and single pane of glass for all applications
- **Key Partnerships:**
  - National carriers in the U.S.A, Canada, Australia, Greece and Scandinavia
  - Automotive-OEMs including LCV market share leaders in North America
  - Recently launched insurance partnership with Canadian market leader
- **Key Stats[1]:**
  - NTM March '24E Financials: Revenue of $105M, recurring revenue of 88%, 80% recurring revenue margin, $25M Cash Adj. EBITDA[1]
  - ~600K subscribers across North America, Europe and Australia
  - ARR by Vertical: 24% Services, 23% Construction, 21% Transportation, 9% Energy , Utilities & Waste, and 23% Other[2]

Differentiated Go-To-Market

Fleet Complete leverages a highly efficient and effective distribution model across Carrier, Direct, OEM and Insurance

Carrier Partnerships
- Provide an efficient lead generation engine to source new opportunities
- Preferred vendor model with Fleet Complete; contract directly with end customers

Direct
- Supports carriers with post-initial lead generation, working closely on aspects of sale through signing
- Independent lead generation also occurs through direct sales teams

OEMs
- Preferred partner for selected OEMs, enabling Fleet Complete to reach a broader customer base efficiently via embedded connectivity

Insurance
- Insurance companies increasingly require usage of Fleet Management/Video solutions for access to coverage
- Recent win in insurance channel demonstrates potential for future upside

Acquisition History

- **Centro de Soluciones Inalámbricas ("CSI") (2019)** – Leading fleet telematics player in Mexico
- **Ecofleet (2018)** – Leading telematics player in the Nordics and Baltics
- **BigRoad (2017)** – HOS solutions for North America
- **Securatrak (2016)** – Southeast Asia focus, including Australia
- **ITMobile (2015)** – Dutch-based telematics company

Revenue Detail (ARR for FYE 9/30/2023)


52%
48%
Direct
Indirect


10%
11%
19%
60%
North America
Europe
Australia
Mexico


19%
4%
77%
Fleet Management
FC Vision
Other [3]

POWERFLEET® People Powered AIoT

(1) Financial metrics in USD. Cash EBITDA Adjustments include severance, FC Transformation costs and stock based compensation. Financial information is provided for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. See Important Disclaimers–Financial Information; Non-GAAP Financial Measures; Use of Projections. (2) Other includes: 7% Government, 3% Manufacturing, 3% Retail, 3% Telecom, 2% Heath Services, and 4% Other. (3) Other products comprised of asset & sensor monitoring, compliance & digital forms (i.e., ELD and workflow automation) and OEM.

Fleet Complete Represents Distinctive Opportunity

01 Global Leader

Fleet Complete is a **leading, independent, global provider of cloud software and mission-critical insights** to mid-market, local fleets that allow them to optimize their mobile operations, automate compliance and maintenance requirements and transform driver performance and safety

02 New Leading Integrated Suite of Solutions

The Company's offering features a modern data management platform, **leading Fleet Management analytics and design capabilities, and a next-gen, video AI safety solution, Vision 3.0.** Fleet Complete's North American customer base has been seamlessly transitioned to its new platform, FC Hub

03 Unique and Efficient Channel Partnerships

Fleet Complete has unique **longstanding relationships with leading Carriers**, which it closely partners with to sell Fleet Complete solutions. The Company is replicating this **ecosystem- friendly approach with OEMs and Insurance companies** to complement its direct sales efforts

04 Large Market Growing Rapidly

Fleet Management, Video Telematics, maintenance and other digital forms associated with mobility workflows **represent a significant global software opportunity,** which remains under penetrated – particularly among small and medium sized fleets

05 Substantial Growth Catalyst With Video AI

Fleet Complete's **purpose-built FC Hub platform and rapidly growing Vision solution** are catalysts to accelerate penetration of the tremendous market whitespace, disrupt legacy vendors and cross-sell into Fleet Complete's base of ~600k subscribers, of which only ~2% are Vision subscriptions

06 Enabling Sustainability and Social Impact

Sustainability and social impact are highly integrated into the Company's value proposition, which includes **reducing carbon emissions, helping customers with their EV transition, connecting and empowering frontline workers and reducing vehicle collisions**

07 Profitable Growth and Strong Cash Flow

Fleet Complete has a **history of driving operating leverage and cash flow conversion while continuing** to invest in product and customer success

08 Founder-led With a Premier Management Team

Fleet Complete's leadership, led by founder Tony Lourakis, has **deep domain expertise, a mission orientation, and a proven track record of driving profitable growth, technology innovation** and executing on strategic M&A

Fleet Complete's Fully Integrated Suite of Solutions

Fully Integrated Modern Suite of Solutions…

Fleet Management
Fleet Management and Maintenance for Business Optimization

FC Vision
Video AI for Safety and Driver Coaching

FC Hub
IOT Data Cloud Platform & AI Analytics
Ingest | Cleanse | Transform

Compliance & Digital Forms
ELD, Workflow Automation

AI Analytics & BI
Enhanced Dashboards and Reporting

Asset & Sensor Monitoring
Vehicle, Environmental and Physical Assets

…Across a Variety of End Markets and Service Offerings

Construction	Services	Transportation	Delivery & Courier	Logistics	Government	Emergency Response

Benefits

1. Provides **real-time visibility and advanced analytics** into commercial vehicles' location, movement, utilization and operational performance
2. **Reduces fuel usage, idling, vehicular wear and tear** and drives other benefits that enable enhanced sustainability and positive environmental impact
3. Forms a **digital backbone** for businesses to run and automate their daily workflows and manage their mobile assets
4. Provides a **single-pane-of-glass** across vehicle types to enable a unified view of a fleet
5. **Supports insurance requirements** through both FMS and AI-based driver safety solutions
6. **Reduces collisions and safety-related losses** while supporting a reduction in driver risk through proactive/automated behavioral change
7. **Elevates driver performance** while creating/enabling frontline worker digital engagement
8. **Automates mobile employee workflows,** forms and compliance reporting requirements

POWERFLEET®
People Powered AIoT

Fleet Complete's Key Differentiators

FleetComplete

Strategy

*Purposefully took the **strategic approach of building an integrated suite of solutions accessible to any end market where Fleet Complete delivers,** with a local focus and deep knowledge and service to Fleet Complete customers*

Integrated Solutions
Fully integrated suite of solutions that features both fleet management and AI based driver safety / video telematics

Focus on Local Fleets
Purpose-built and oriented to the unique needs of local fleets and primarily mid-market customers

Complementary Acquisitions
Proven ability to identify and integrate acquisitions to support global growth; FC Hub has enabled a seamless migration of its North America user base on a common software stack

Technology

New product releases of both FC Hub and Vision are industry best-in-class from the power of their data management, the ease of use, depth of analytic insights, visualization design aesthetics and AI-enabled collision warning and behavior coaching capabilities (bold in the original: "New product releases of both FC Hub and Vision are industry best-in-class")

Best-in-Class Cloud Platform
Modern, modular, highly secure and scalable data cloud platform with a fully integrated technology stack

Intuitive and Modern UI Design
Applications optimized for user experience / ease-of-use with rich analytics, broad automation features and flexible reporting

AI Driver Safety
Collision warning and prevention along with proactive driver coaching enabled by AI/ML

Go-To-Market

Fleet Complete is recognizable based on two decades of brand equity; Fleet Complete's OEM (and, increasingly, insurance) relationships will be accelerants for its go-forward GTM strategy, based on its DNA of partnership with industry constituents (bold in the original: "Fleet Complete is recognizable based on two decades of brand equity;")

Channel Optimization
Longstanding and strategic channel partners that support broad customer reach, enabling an efficient sales motion alongside the direct team

Global Brand
Recognized as a leading brand in core global regions and as a material / important scaled player in the fleet management space

Partner Centric
Proven track record of success with telcos, OEMs and emerging relationships with insurance leaders